Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of AssuranceAmerica Corporation. (the "Company") on Form 10-KSB for the transition period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Lawrence Stumbaugh, Chief Executive Officer of the Company, and Robert J. Cormican, Senior Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the transition period covered by the Report.


                                    /s/ Lawrence Stumbaugh
                                    ----------------------------------------
                                    Lawrence Stumbaugh, Chief Executive Officer

                                    March 26, 2004


                                    /s/ Robert J. Cormican
                                    ----------------------------------------
                                    Robert J. Cormican, Senior Vice President
                                    and Chief Financial Officer

                                    March 26, 2004


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